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                                                                   EXHIBIT 10.11


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                       EXECUTIVE STOCK PURCHASE AGREEMENT
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          This Agreement is dated as of June 30, 1999 by and among Knowles
Electronics, Inc., a Delaware corporation (the "Company"), Stephen D. Petersen (the "Executive"), and Key Acquisition, L.L.C., a Delaware limited liability company (the "Investor").

          The Company and the Executive desire to enter into this Agreement to provide for the acquisition by the Executive from the Company of the number of shares of Class A Common Stock, par value $.001 per share (the "Stock") set forth opposite such Executive's name on the attached Schedule A.

          The Investor has entered into a Recapitalization Agreement with the Company and the stockholders listed on Schedule 1.1-A thereto dated as of June 23, 1999 (the "Recapitalization Agreement"), and has thereby agreed to purchase certain shares of the Company's preferred and common stock, on the understanding that the Company and the Executive enter into this Agreement. Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Investor.

          NOW, THEREFORE, the parties hereto agree as follows:

     1. Definitions. As used herein, the following terms shall have the following meanings.

          "Board" means the Company's board of directors.

          "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Chicago, Illinois.

          "Cause" means (i) a willful and material breach of Section 7 or
Section 8 of this Agreement by the Executive which results in harm to the Company or benefit to the Executive or others; (ii) the commission by the Executive of a non-traffic felony, a crime involving theft or dishonesty which in the reasonable determination of the Board is likely to cause material harm to, or to the standing and reputation of, the Company or its Subsidiaries;
(iii) gross negligence in the performance of the Executive's duties to the Company and its Subsidiaries; (iv) the Executive's willful failure to comply with or disregard of the reasonable directives of the Board (provided, that performance in accordance with such directives does not constitute a change in the terms of the Executive's employment) or violation of any statutory or common law duty of loyalty to the Company; or (v) any material knowing misrepresentation or material knowing non-disclosure by the Executive to the Board.

          "Committee" means the Compensation Committee established by the Board.

          "Common Stock" means the Class A Common Stock of the Company, as adjusted for any stock split, stock dividend, share combination, share exchange, recapitalization, merger, consolidation or other reorganization.
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          "Executive Stock" means (i) the Stock issued to the Executive pursuant to this Agreement and (ii) all securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Executive Stock shall continue to be Executive Stock in the hands of any holder other than the Executive (except for the Company, the Investor and purchasers in a Public Sale or a Sale of the Company), and each such transferee thereof shall succeed to the rights and obligations of a holder of Executive Stock hereunder. As to any particular Executive Stock, such securities shall cease to be Executive Stock when they have been repurchased by the Company or the Investor, sold in a Public Sale or pursuant to a Sale of the Company. References made in this Agreement to number of shares of Executive Stock when made with respect to debt securities shall be deemed to refer to the principal amount of such securities.

          "Fair Market Value" with respect to any Common Stock means the average of the closing prices of the sales of such Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market ("Nasdaq System") as of 4:00 P.M., New York time, or, if on any day such Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive Business Days prior to such day. If at any time such Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the Fair Market Value shall be the fair value of such Common Stock determined in good faith by the Board based on the value of the Company as a going concern (without taking into account any illiquidity or minority discounts, or the effect of any contemporaneous repurchase of Common Stock).

          "Good Reason" means, without the Executive's prior written consent, the occurrence of any of the following events which is not cured by the Company within 15 days after receipt of notice from the Executive: (i) the Executive's base salary is reduced; (ii) Executive's benefits under any benefit plan or bonus plan are materially reduced (unless such reduction is part of a plan or program implementing a general reduction in such benefits for all of the Company's senior executives or unless reasonably comparable benefits are substituted); (iii) the Executive's principal place of employment is relocated by more than 25 miles or the assignment of duties to the Executive will reasonably require such relocation; or (iv) there is a material reduction or other material adverse change in the nature or scope of the Executive's duties, responsibilities or authority.



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          "Permanent Disability" means the Executive is unable to perform, by reason of physical or mental incapacity, his then duties or obligations to the Company and its Subsidiaries, for a period of 30 consecutive days or a total period of 60 days in any 360-day period.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity, including a governmental entity or any department, agency or political subdivision thereof.

          "Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 or Rule 144A promulgated under the Securities Act effected through a broker, dealer or market maker.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, by and among the Company, the Investor, the Executive, and certain other Persons signatory thereto, as in effect from time to time.

          "Sale of the Company" means the sale or disposition of the Company, in a single transaction or a series of related transactions, to one or more Persons who are not affiliates of any of the parties to the Stockholders Agreement as in effect on the date hereof, pursuant to which any Person or group of associated or related persons acquire a majority of the outstanding Common Stock or all or substantially all of the consolidated assets of the Company and its Subsidiaries (including by merger, consolidation, recapitalization, reorganization, or otherwise).

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, by and among the Company, the Investor, the Executive, and certain other Persons signatory thereto.

          "Subsidiary" means, with respect to any Person, any Person of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership, membership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in another Person if such Person or Persons shall be allocated a majority of the gains or losses of or shall be or control the managing director or a general partner of such other Person.

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          "Transfer" means a sale, transfer, assignment or other disposition
(whether with or without consideration and whether voluntarily or involuntarily or by operation of law) of any interest in any shares of Executive Stock.

     2. Purchase and Sale of Executive Stock; Representations and Warranties of the Executive.

          (a) Upon execution of this Agreement, the Executive will purchase, and the Company will sell to the Executive the Stock for a total purchase price as set forth opposite the Executive's name on the attached Schedule A (the "Purchase Price"). The Company will deliver to the Executive certificates representing such securities free and clear of all liens and encumbrances; and, on the date hereof, the Executive will deliver to the Company (or its designee) the Purchase Price by certified check or wire transfer of immediately available funds.

          (b) Upon execution of this Agreement, the Executive shall execute and deliver the Stockholders Agreement and the Registration Rights Agreement.

          (c) In connection with the purchase and sale of the Executive Stock hereunder, the Executive represents and warrants to the Company that:

               (i) The Executive Stock to be acquired by the Executive pursuant to this Agreement will be acquired for the Executive's own account and not with a view to, or any present intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) No commission, fee or other remuneration is to be paid or given, directly or indirectly, to any Person for soliciting the Executive to purchase the Executive Stock.

               (iii) The Executive is an officer or employee of the Company or one of its Subsidiaries, is sufficiently sophisticated in financial matters to analyze the investment in the Executive Stock, is able to evaluate the risks and benefits of the investments in the Executive Stock, and has determined that such investment in the Executive Stock is suitable for the Executive, based upon the Executive's financial situation and needs, as well as the Executive's other securities holdings.

               (iv) The Executive:

                    (A) has not been convicted within the last five years of any felony or misdemeanor in connection with the offer, purchase, or sale of any security or any felony involving fraud or deceit, including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud;

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                         (B) is not currently subject to any state
administrative enforcement order or judgment entered by a state securities administrator within the last five years or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including, but not limited to, making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within the last five years;

                         (C) is not subject to any state's administrative
enforcement order or judgment which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities; or

                         (D) is not currently subject to any order, judgment or
decree of any court of competent jurisdiction, entered within the last five years, temporarily or preliminarily restraining or enjoining the Executive from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the state.

               (v) On the date hereof, the Executive is able to bear the economic risk of the Executive's investment in the Executive Stock for an indefinite period of time and the Executive understands that the Executive Stock have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (vi) The Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as the Executive has requested. The Executive has reviewed, or has had an opportunity to review, the following documents: (A) the Company's Certificate of Incorporation and Bylaws; (B) the Credit Agreement, dated as of June 28, 1999 (as may be amended, modified, extended or restated from time to time the "Credit Agreement"), among the Company, the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent for the Lenders thereunder, Morgan Stanley Senior Funding, Inc., as Syndication Agent and Chase Securities Inc., as Lead Arranger and Book Manager, the Loan Documents (as defined in the Credit Agreement), the Note Purchase Agreement, dated as of June 28, 1999 (as may be amended, modified, extended or restated from time to time the "Note Purchase Agreement"), among the Company, Morgan Stanley Senior Funding, Inc., as Lead Manager, Book Runner and a Purchaser and Chase Securities Inc., as Co-Manager and a Purchaser and the Note Documents (as defined in the Note Purchase Agreement) and (C) all of the materials provided by the Company to any Person providing financing to the Company, including, but not limited to, the Company's pro forma balance sheet, as well as financial projections, estimates, forecasts, budgets, summaries, reports and other related documents.

               (vii) This Agreement constitutes the legal, valid and binding obligation of the Executive, enforceable in accordance with its terms, and the execution, delivery and performance


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of this Agreement by the Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Executive is a party or any judgment, order or decree to which the Executive is subject.

         (d) As an inducement to the Company to issue the Executive Stock to the Executive, as a condition thereto, the Executive acknowledges and agrees that:

              (i) notwithstanding anything to the contrary in the Company's Change-in-Control Severance Pay Plan (the "Severance Plan"), the termination of the Company's Stock Appreciation Rights Plan shall not constitute a reduction pursuant to Section 4.1(c) of the Severance Plan;

              (ii) neither the issuance of the Executive Stock to the Executive nor any provision contained herein shall entitle the Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate the Executive's employment at any time for any reason; and

              (iii) other than as required by law, (A) the Company shall have no duty or obligation to disclose to the Executive, and (B) the Executive shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with, the repurchase of Executive Stock as otherwise provided hereunder.

    3. Vesting. Unless accelerated or as determined by the Committee, the Executive Stock will vest over a period of 4 years from the date hereof in 4 equal installments, with one-quarter of the number of shares of Executive Stock vesting as of each of the first through fourth anniversaries of the date hereof during which the Executive remains employed by the Company; provided, however, that (a) in the event that the Executive ceases to be employed by the Company and its Subsidiaries by reason of death, permanent disability, retirement at or after age 65, termination by the Company without Cause, or voluntary termination by the Executive with Good Reason (each a "No Fault Termination"), or (b) upon the occurrence of a Sale of the Company or IPO (as defined in the Registration Rights Agreement), the Executive Stock will vest immediately; and provided further, that all Executive Stock not repurchased pursuant to the Call Option pursuant to Section 4(b) below will vest upon the expiration of the time period during which the Call Option may be exercised. The shares of Executive Stock which have vested at any particular time are referred to herein as the "Vested Stock", and the shares of Executive Stock which have not vested at any particular time are referred to herein as the "Unvested Stock". The status of Executive Stock as Vested Stock or Unvested Stock shall have no effect on the rights of the holder of such Executive Stock pursuant to the Stockholders Agreement.

    4. Put and Call Options.

         (a) Executive's Put Option

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               (i)   Generally.  Subject to Section 4(b)(v), in the event of a
No Fault Termination, all of the Vested Stock (whether held by the Executive or any other Person) will be subject to repurchase by the Company, at the option of the Executive or his estate, pursuant to the terms and conditions set forth in this Section 4(a) (the "Put Option").

               (ii) Put Price. Upon exercise of the Put Option, the purchase price for the Vested Stock shall be its Fair Market Value.

               (iii) Put Exercise. The Executive may elect to have the Company purchase any or all of the Vested Stock by delivering written notice (the "Put Notice") to the Company within 60 days after the date of No Fault Termination. The Put Notice will set forth the time and place for the closing of such purchase.

          (b) Company's Call Option.

               (i) Generally. In the event that the Executive ceases to be employed by the Company and its Subsidiaries for any reason other than retirement at or after age 65, all of the Executive Stock (whether held by the Executive or any other Person) will be subject to repurchase by the Company or the Investor (or the Investor's designee(s)) at their option, pursuant to the terms and conditions set forth in this Section 4(b) (the "Call Option").

               (ii) Call Price. Upon exercise of the Call Option, the purchase price for each share of the Executive Stock shall be:

                    (A) in the event of a No Fault Termination, the greater of
(A) its Fair Market Value and (B) its Purchase Price;

                    (B) in the event of termination by the Company for Cause or voluntary termination by the Executive without Good Reason:

                         (1) for each share of Unvested Stock, the lesser of
(A) its Fair Market Value and (B) its Purchase Price; or

                         (2) for each share of Vested Stock, the greater of (A)
its Fair Market Value and (B) its Purchase Price.

               (iii) Call Exercise. The Company may elect to purchase any or all of the Executive Stock by delivering written notice (the "Call Notice") to the holder(s) of such Executive Stock within 120 days after the date of termination of the Executive's employment. The Call Notice will set forth the number of shares of each class of Stock to be acquired, the consideration to be paid for such shares and the time and place for the closing of such purchase.


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               (iv) Call by Investor.  Subject to Section 4(b)(v), to the extent the Company does not elect to purchase all of the Executive Stock pursuant to the Call Option, the Investor (or its designee(s)) shall be entitled to exercise the Call Option for any or all of the balance of the Executive Stock (the "Available Stock"), to be held for resale to executives of the Company. As soon as practicable after the Company has determined that there will be Available Stock, but in any event within 60 days after the date of termination of the Executive's employment, the Company shall give written notice to the Investor setting forth the number of shares of Available Stock of each class and the purchase price for each class of Available Stock.

               (v) Restriction on Call Exercise. Neither the Company nor the Investor may exercise the Call Option at any time after receipt by the Company of a Put Notice until such time as the Company has completed the purchase described in such Put Notice in accordance with the terms of Section 4(a).

          (c) Closing. The closing of any purchase of the Vested Stock pursuant to the Put Option or the Call Option shall take place on the date designated by the Executive in the Put Notice, or by the Company in the Call Notice, which date shall not be more than 60 days nor less than five days after the delivery of such notice. The Company or the Investor (or the Investor's designee(s)) will pay for the Vested Stock to be purchased by delivery of a check or wire transfer of funds. Furthermore, the Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts for borrowed money owed by the Executive to the Company. In connection with any such repurchase the purchasers of Vested Stock hereunder shall be entitled to receive from the sellers of Vested Stock customary representations and warranties regarding ownership, title, and authority to sell the Vested Stock, and to require all sellers' signatures to be guaranteed.

     5. Restrictions on Transfer. The transfer of the Executive Stock shall be subject to the terms of the Stockholders Agreement, and the certificates representing the Executive Stock will bear the legend set forth in Section 12 of the Stockholders Agreement.

     6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Executive that:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company has all requisite corporate power and authority to carry out the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement has been duly authorized by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company

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of this Agreement, the offering, sale and issuance of the Stock hereunder and the fulfillment of and compliance with the respective terms hereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation or, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

          (c) Immediately following the consummation of the transactions contemplated hereby, the issued and outstanding capital stock of the Company will be set out on Schedule A. Except as set forth on Schedule A immediately following the consummation of the transactions contemplated hereby, neither the Company nor any Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock. As of immediately following the consummation of the transactions contemplated hereby, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

          (d) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Executive Stock hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock including the Executive Stock, and the offer, sale and issuance of the Executive Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. There are no agreements between the Company's stockholders with respect to the voting, Transfer or registration of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for (i) the Stockholders Agreement, (ii) the Registration Rights Agreement, and (iii) this Agreement.

          (e) All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by parties hereto without the intervention of any other Person in such manner as to give rise to any valid claim by any Person against the Executive or the Company for a finder's fee, brokerage commission or similar payment.

     7. Confidentiality and Ownership.

          (a) Information. The Executive acknowledges and agrees that the proprietary information and data obtained by him while employed by the Company or any of its Subsidiaries concerning the business or affairs of the Company or any Subsidiary (""Confidential Information")

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are the property of the Company or such Subsidiary. Consequently, the Executive agrees that, except to the extent required by applicable law, statute, ordinance, rule, regulation or orders of courts or regulatory authorities, he/she shall not disclose to any unauthorized person (which shall not include customers or suppliers to whom information is provided in the ordinary course in the interests of promoting their business relationships with the Company) or use for his own account any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of the Executive's acts or omissions to act. The Executive shall deliver to the Company at the termination of the Executive's employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) and the business of the Company or any Subsidiary which he/she may then possess or have under his/her control.

          (b) Inventions and Patents. The Executive agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by the Executive prior to the date hereof while employed by the Company or any of its Subsidiaries ("Work Product") belong to the Company or such Subsidiary. The Executive will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Executive's employment period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

     8. Non-compete, Non-solicitation.

          (a) The Executive acknowledges that in the course of his employment with the Company and its Subsidiaries he has become familiar, and he will become familiar, with the Company's and its Subsidiaries' trade secrets and with other Confidential Information and that his services have been and will be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, the Executive agrees that he shall not, during the time he is employed by the Company and its Subsidiaries and for 24 months thereafter, directly or indirectly own, operate, manage, control, participate in, consult with, advise, engage in services for any competitor of the Company or in any manner engage in any start up of a business (including by himself or in association with any person, firm, corporate or other business organization or through any other entity) in competition with the businesses of the Company or its Subsidiaries as in existence or in process on the date of termination of the Executive's employment (the "Businesses"), within any state in which the Company or any of its Subsidiaries makes sales. Nothing herein shall prohibit the Executive from being a passive owner of not more than 2% of the outstanding stock or equity of a Person which is publicly traded, so long as the Executive has no active participation in the business of such Person.


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          (b) During the time the Executive is employed by the Company and its
Subsidiaries and for 24 months thereafter, the Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, including without limitation, inducing or attempting to induce any union, employee or group of employees to interfere with the Business or operations of the Company or its Subsidiaries, (ii) hire any person who was an employee of the Company or any Subsidiary at any time within the six month period prior to the date the Executive employs or seeks to employ such person, or (iii) induce or attempt to induce any supplier, distributor, franchisee, licensee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, distributor, franchisee, licensee or business relation and the Company or any Subsidiary.

          (c) In the event that the Executive's employment is terminated by the Company without Cause or voluntarily by the Executive with Good Reason, for 24 months after such termination, the Company shall continue to pay to the Executive his base salary as in effect at the time of such termination (without regard to any reduction which provided Good Reason), and the Executive shall continue to receive normal coverage under the Company's medical plans until the end of such period or until replacement coverage is provided by any new employer, whichever occurs sooner; provided, that in the event that the Executive breaches any provision of this Section 8, the Company shall no longer be obligated to make any such payments or provide such coverage.

          (d) The Executive agrees that: (i) the covenants set forth in this
Section 8 are reasonable in geographical and temporal scope and in all other respects, (ii) the Company would not have entered into this Agreement but for the covenants of the Executive contained herein, and (iii) the covenants contained herein have been made in order to induce the Company to enter into this Agreement.

          (e) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

          (f) The Executive recognizes and affirms that in the event of his breach of any provision of the Section 8, money damages would be inadequate and the Company and the Investor would have no adequate remedy at law. Accordingly, the Executive agrees that in the event of a breach or a threatened breach by the Executive of any of the provisions of this Section 8, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or

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injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security).

     9. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient with a confirmation of receipt and accompanied by a certified or registered mailing. Such notices, demands and other communications will be sent to the address indicated below:


               Notices to the Company:

               Knowles Electronics, Inc.
               1151 Maplewood Drive
               Itasca, IL 60143
               Fax:   (630) 250-0575
               Attn.: Reg G. Garratt


                    with copies (which shall not constitute notice) to:

                    Key Acquisition, L.L.C.
                    c/o Doughty Hanson & Company, Ltd.
                    Times Place
                    45 Pall Hall
                    London SW1Y 5JG
                    Fax:   011-44-171-747-9325
                    Attn.: Ken Terry


                    and (which shall not constitute notice) to:

                    Kirkland & Ellis
                    Citicorp Center
                    153 East 53rd Street
                    New York, NY 10022-4675
                    Fax:   212-446-4900
                    Attn.: Adrian van Schie

                                                                  EXECUTION COPY
                                                                  --------------


               To the Investor:


               Key Acquisition, L.L.C.
               c/o Doughty Hanson & Company, Ltd.
               Times Place
               45 Pall Hall
               London SW1Y 5JG
               Fax:   011-44-171-747-9325
               Attn.: Ken Terry


                    with copies (which shall not constitute notice) to:


                    Kirkland & Ellis
                    Citicorp Center
                    153 East 53rd Street
                    New York, NY 10022-4675
                    Fax:   212-446-4900
                    Attn.: Adrian van Schie


               To the Executive:


               c/o Knowles Electronics, Inc.
               1151 Maplewood Drive
               Itasca, IL 60143
               Fax:   (630) 250-0575
               Attn.: Stephen D. Petersen


                    with copies (which shall not constitute notice) to:


                    Latham & Watkins
                    Sears Tower, Suite 5800
                    Chicago, IL 60608
                    Fax:   (312) 993-9767
                    Attn.: Stephen S. Bowen


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     10.  Miscellaneous.

          (a) Covenant of the Company. Without the consent of Persons holding a majority of the Common Stock held by all executives of the Company (including the Executive), the

                                                                  EXECUTION COPY
                                                                  --------------

Company shall not amend any of the terms of the Series A Preferred (as defined in the Second Amended and Restated Certificate of Incorporation of the Company of even date herewith).

          (b) Executives' Legal Expenses. The first $75,000 of aggregate legal fees, and all expenses, incurred in connection with the transactions contemplated by the Recapitalization Agreement by all executives of the Company purchasing Common Stock in connection with such transactions (including the Executive) shall be borne by the Company.

          (c) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Executive Stock in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such securities for any purpose.

          (d) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (e) Complete Agreement. This Agreement and the agreements referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof, except for the Severance Plan, which remains in effect subject to Section 2(d)(i) hereof, and all other agreements providing for employee compensation.

          (f) Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

          (g) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                                                                  EXECUTION COPY
                                                                  --------------

          (h) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Executive, the Company, the Investor and their respective successors and assigns (including subsequent holders of Executive Stock); provided, that the rights of the Executive under this Agreement shall not be assignable except in connection with a Transfer of Executive Stock expressly permitted by the terms of the Stockholders Agreement.

          (i) The Investor's Rights. The Investor is entitled to enforce the rights of the Company under this Agreement and all other agreements referred to herein. There are no third party beneficiaries to this Agreement.

          (j) Governing Law. The corporate law of the State of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

          (k) Remedies. Each of the parties to this Agreement (including the Investor) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (l) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Executive and the Investor.


                             *    *    *    *    *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                   KNOWLES ELECTRONICS, INC.


                                   By:   /s/ Reginald G. Garratt
                                       ---------------------------
                                   Its:




                                   KEY ACQUISITION, L.L.C.


                                   By:       /s/ Ken Terry
                                       ---------------------------
                                   Its:



                                         /s/ Stephen D. Petersen
                                       ----------------------------
                                             STEPHEN D. PETERSEN

                                                                      SCHEDULE A
                                                                      ----------


                                   SHARES OF
                                CLASS A COMMON                        TOTAL
    EXECUTIVE                   STOCK PURCHASED                   PURCHASE PRICE
    ---------                   ---------------                   --------------

Stephen D. Petersen                3,333.33                         $100,000.00